Exhibit 10.26.10+

AMENDMENT NO. 10
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 10 (“Amendment”), effective as of February 3, 2011 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 950 De Guigne Drive, Sunnyvale, CA 94085, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.
WHEREAS, the parties wish to [*****].
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Attachment V: Pricing and Royalty, Section 3, as of [*****], delete and replace the pricing matrix located under [*****] as follows:

[*****]
Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Total	[*****]

2.	After Attachment VII, add Attachment VIII, attached hereto and incorporated by reference herein.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.
IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: SYNC Software Buyer Date: 11/30/12	TELENAV, INC. By: /s/ Michael W. Strambi (Signature) Name: Michael W. Strambi (Printed Name) Title: CFO Date: 12/12/12

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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Attachment VIII

Statement of Work
For

SYNC™ Generation 2 Navigation Application
[*****]
[*****]

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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1	Scope and Background
Ford SYNC Generation 2 Navigation system is an in-car navigation system designed to use Microsoft SYNC as the kernel and development platform for its infotainment system to support One Ford, One World vision.
The objective of this Statement of Work (“SoW”) is to outline the differences (delta) in schedule and deliverables between Ford’s requirements and TeleNav’s PRD for Wolverine China.
This scope of this SoW addresses only the baseline part of this project, covering China. TeleNav shall address other regions in different SoWs.
Unless otherwise indicated, all Developed Software delivered under this SoW is paid for and owned by Ford, pursuant to the terms and conditions of the Software Development Agreement.

1.1	Lexicon

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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Word or Phrase	Interpretation
Engineering Spec	Ford’s Engineering Spec, Reference #1
Microsoft SYNC	The automobile resident interactive platform that will host the Navigation Client.
Human Machine Interface (HMI)	Human Machine Interface implementation defined by the Engineering Spec
Voice User Interface (VUI)	Voice-based User Interface implementation defined by the Engineering Spec
Navigation Plug-in	Software module that is installed in the SYNC platform in the automobile that supports features in the Engineering Spec.
Navigation Application Program Interface (Navigation APIs)	The APIs provided by the Navigation Plug-in to support HMI and VUI development
Navigation Display	TeleNav implementation of navigation screen, residing underneath Microsoft HMI layer
Desktop Manager	Microsoft infotainment system container, called Microsoft Desktop Manager, where the Navigation Plug-in resides
Data Manager	Microsoft’s implementation to aggregate multiple data sources, esp. from satellite radio, of dynamic data
Event Manager	Microsoft implementation to receive and notify system events
Automatic Voice Recognition (AVR)	Nuance embedded service to provide user VUI
Text to Speech (TTS) engine	Nuance embedded text-to-speech synthesizer embedded in the automobile SYNC platform.
GPSM	The GPS Module providing location related information for real-time navigation
RDS-TMC	The source of traffic in China
CN	China
PRD	TeleNav’s Product Requirements Document
TeleNav Milestone Plan	TeleNav deliverables and due dates are listed in this document Reference #9
Program Gives and Gets	Captures due dates for dependencies among Ford, Nuance, Microsoft and TeleNav, embedded in Reference #9

1.2	References

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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2	Project Timelines and Feature Deliverables
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3	[*****] Analysis
[*****]

4	Developed Software
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[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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